UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2016

Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 28, 2016, Insperity, Inc. (the “Company”) entered into an amendment to its arrangement with UnitedHealthcare relating to medical coverage through 2019, pursuant to which certain costs payable by the Company thereunder were reduced.  The other previously disclosed material terms remain unchanged.  A copy of the Company’s press release announcing this amendment is attached as Exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition

On November 1, 2016, Insperity, Inc. issued a press release announcing the Company’s financial and operating results for the quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective October 31, 2016, the Board of Directors of the Company appointed Timothy Clifford to the Board of Directors. The size of the Board of Directors is set at 10 directors. Mr. Clifford will serve as a Class II director of the Company with an initial term expiring on the date of the Company’s annual meeting of stockholders in 2018. Mr. Clifford has also been appointed as a member of the Compensation Committee.

Mr. Clifford serves as President and Chief Executive Officer of Frontline Education.

As of the date of the appointment, Mr. Clifford has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K. Mr. Clifford’s appointment to the Board of Directors fulfills the Company’s obligations under the Agreement dated as of May 18, 2016, by and among Insperity, Inc. and Starboard Value LP and certain of its affiliates (”Starboard”) to appoint a new director who is independent of Starboard and the Company.

In accordance with the Insperity, Inc. Directors Compensation Plan (the “Director Plan”), Mr. Clifford has been awarded shares of restricted Common Stock of the Company with a grant date value equal to $75,000, with a three-year vesting schedule. His annual compensation and retainer fees will be consistent with that provided to the Company’s other non-employee directors.

A copy of the Company’s press release announcing the appointment of Mr. Clifford to the Board of Directors is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1 — Press release regarding UnitedHealthcare Amendment issued by Insperity, Inc. on November 1, 2016.

99.2 — Press release regarding financial and operating results issued by Insperity, Inc. on November 1, 2016.

99.3 — Press release regarding the appointment of a new director issued by Insperity, Inc. on November 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:     /s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal, General Counsel and Secretary

Date: November 1, 2016

EXHIBIT INDEX

Exhibit
No.    Description

99.1 —	Press release regarding UnitedHealthcare amendment issued by Insperity, Inc. on November 1, 2016.

99.2 —	Press release regarding financial and operating results issued by Insperity, Inc. on November 1, 2016.

99.3 —	Press release regarding the appointment of a new director issued by Insperity, Inc. on November 1, 2016.